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                     PROVIDENT MUTUAL LIFE INSURANCE COMPANY
               PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                 PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT

               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                 PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                       SUPPLEMENT DATED SEPTEMBER 1, 2001
                                     TO THE
    PROSPECTUSES DATED MAY 1, 2001, MAY 1, 2000, MAY 1, 1994, AND MAY 1, 1988

This supplement describes recent events affecting Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA").

On August 8, 2001, Nationwide Financial Services, Inc. ("Nationwide Financial"), and Provident Mutual announced a definitive agreement for Nationwide Financial to acquire Provident Mutual in a sponsored demutualization. Nationwide Financial, a company whose Class A shares of common stock are traded on the New York Stock Exchange, is an indirect majority-owned subsidiary of Nationwide Corporation, and the holding company for Nationwide Life Insurance Company and other companies that comprise the retirement savings operations of the Nationwide group of companies.

In the sponsored demutualization, Provident Mutual will convert to a stock insurance company. Subject to necessary eligible member and regulatory approvals, the sponsored demutualization, which has been approved by the Boards of Directors of both companies, is expected to close in the second quarter of 2002. The sponsored demutualization will not affect your Contract premiums and it will not reduce your Contract benefits.

Eligible members of Provident Mutual will have the right to receive either Nationwide Financial stock or, subject to certain limits, cash in the merger. Eligible members who, because of certain tax attributes of their policies, cannot receive stock or cash will receive policy credits in the conversion. Under Pennsylvania law, owners of policies or contracts of Provident Mutual that are in force on the date of adoption of a plan of conversion by the Board of Directors are generally eligible for consideration in the demutualization. After the transaction is completed, Provident Mutual will be a direct wholly-owned subsidiary of Nationwide Financial.

Under Pennsylvania law, owners of policies or contracts issued by PLACA will not be eligible to receive consideration in the demutualization. After the transaction is completed, PLACA, a stock life insurance subsidiary of Provident Mutual, will remain a direct wholly-owned subsidiary of Provident Mutual and will be an indirect wholly-owned subsidiary of Nationwide Financial.

                                      * * *

This supplement should be retained with your Prospectus for future reference. If you have any questions, please contact (800) 688-5177 or your registered representative.